EXHIBIT 99.1

THERMAL STRUCTURES, INC.
Financial Statements for the Six Months Ended April 30, 1999

TABLE OF CONTENTS
                                                     PAGE
FINANCIAL STATEMENTS:
Balance sheet as of April 30, 1999 (unaudited)         2

Statement of income and retained earnings for the
  six months ended April 30, 1999 (unaudited)          3

Statement of cash flows for the six months ended
  April 30, 1999 (unaudited)                           4

Notes to financial statements (unaudited)             5-8

THERMAL STRUCTURES, INC.
BALANCE SHEET
AS OF APRIL 30, 1999 (UNAUDITED)

ASSETS
Cash                                                            $    412,000
Accounts receivable, net of allowance for doubtful accounts
  of $45,000                                                       3,296,000
Current portion of note receivable (Note 4)                          145,000
Inventories (Note 2)                                               1,718,000
Prepaid expenses and other current assets                            485,000
Deferred tax asset                                                   149,000
                                                                ------------
    Total current assets                                           6,205,000

MACHINERY, EQUIPMENT, AND IMPROVEMENTS (Note 3)                      780,000

OTHER ASSETS                                                         104,000

NOTES RECEIVABLE, less current portion (Note 4)                      418,000
                                                                ------------
                                                                $  7,507,000
                                                                ============
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts payable and accrued expenses                           $  1,308,000
Other                                                                 26,000
                                                                ------------
    Total current liabilities                                      1,334,000

STOCKHOLDERS' EQUITY:

Common stock, no par value; 1,000,000 shares authorized;
  2,460 shares issued and outstanding                                221,000
Retained earnings                                                 12,667,000
Due from affiliates (Note 5)                                      (6,715,000)
                                                                ------------
    Total stockholders' equity                                     6,173,000
                                                                ------------
                                                                $  7,507,000
                                                                ============

See accompanying notes to financial statements.                                2

THERMAL STRUCTURES, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

NET SALES                                $  8,393,000

COST OF SALES                               4,719,000
                                         ------------
GROSS PROFIT                                3,674,000

OPERATING EXPENSES:
Selling, general, and administrative
  expenses                                  1,524,000
Management fees (Note 6)                    1,646,000
                                         ------------
  Total operating expenses                  3,170,000
                                         ------------
OPERATING INCOME                              504,000

INTEREST EXPENSE, net                         (11,000)
                                         ------------
INCOME BEFORE PROVISION FOR
  INCOME TAXES                                493,000

PROVISION FOR INCOME TAXES                    201,000
                                         ------------
NET INCOME                                    292,000

RETAINED EARNINGS, beginning of year       12,375,000
                                         ------------
RETAINED EARNINGS, end of year           $ 12,667,000
                                         ============

See accompanying notes to financial statements.                                3

THERMAL STRUCTURES, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                      $ 292,000
Adjustments to reconcile net income to net cash provided by operating activities:

  Depreciation and amortization                                    95,000
  Changes in operating assets and liabilities:
    Accounts receivable                                           618,000
    Inventories                                                  (143,000)
    Prepaid expenses and other current assets                    (411,000)
    Other assets                                                   16,000
    Accounts payable and accrued expenses                        (403,000)
    Other liabilities                                              (2,000)
                                                                ---------
      Net cash provided by operating activities                    62,000

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of machinery, equipment, and improvements                (70,000)
Disposal of machinery, equipment, and improvements                125,000
Collection on notes receivable                                     71,000
                                                                ---------
      Net cash provided by investing activities                   126,000

CASH FLOWS FROM FINANCING ACTIVITIES:
  Due from affiliates                                            (379,000)
                                                                ---------
NET DECREASE IN CASH                                             (191,000)

CASH, beginning of year                                           603,000
                                                                ---------
CASH, end of year                                               $ 412,000
                                                                =========
See accompanying notes to financial statements.                                4

THERMAL STRUCTURES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS - Thermal Structures, Inc. (TSI or the Company) is a majority-owned subsidiary of Thermal Holding, Inc., which is a wholly owned subsidiary of California Manufacturing Enterprises, Inc. (CME or the Parent). The Company manufactures thermal insulation devices primarily for the aerospace industry, as well as the mass transit, automotive, and construction industries.

     FISCAL YEAR - The Company's fiscal year for financial reporting and income tax purposes ends on the last Sunday in October.

     CREDIT RISK - The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company maintains reserves for potential credit losses.

     INVENTORIES - Inventories are stated at the lower of cost or market; cost is determined using the first-in, first-out method.

     MACHINERY, EQUIPMENT, AND IMPROVEMENTS - Machinery, equipment, and improvements are stated at cost less accumulated depreciation and amortization. Property is depreciated or amortized over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful lives of improvements or the term of the related lease. Assets are depreciated on a straight-line basis. The estimated useful lives of the related assets range from five to ten years.

     LONG-LIVED ASSETS - The Company accounts for impairment and disposition of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF. In accordance with SFAS No. 121, long-lived assets to be held are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable.

     INCOME TAXES - The results of the operations of the Company are included in the tax return of CME. The Company's provision in lieu of income taxes is based on a tax-sharing agreement with CME, which, in general, allocates a provision in lieu of income taxes to the Company as if it were calculated on a stand-alone basis. Income taxes are accounted for in accordance with SFAS No. 109, ACCOUNTING FOR INCOME TAXES. A valuation allowance related to any net deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

     REVENUE RECOGNITION - Revenues are recognized upon shipment of products to the customer.

     RESEARCH AND DEVELOPMENT - Research and development costs consist of expenditures incurred during the course of planned search and investigation aimed at discovery of new knowledge which will be useful in developing new products or processes, or significantly enhancing existing products or production processes, and the implementation of such through design, testing of product alternatives, or construction of prototypes. The Company expenses all research and development costs as they are incurred.

THERMAL STRUCTURES, INC.
2.   INVENTORIES

     Inventories consist of the following at April 30, 1999:

          Raw materials and supplies                        $  882,000
          Work-in-process                                      437,000
          Finished goods                                       399,000
                                                            ----------
                                                            $1,718,000
                                                            ==========
3.   MACHINERY, EQUIPMENT, AND IMPROVEMENTS

     Machinery, equipment, and improvements consist of the following at April 30, 1999:

          Computer equipment                                 $   129,000
          Machinery and equipment                              1,697,000
          Leasehold improvements                                 621,000
          Office furniture and fixtures                          182,000
          Auto and truck                                          49,000
          Construction-in-process                                165,000
                                                             -----------
                                                               2,843,000

          Less accumulated depreciation and amortization      (2,063,000)
                                                             -----------
                                                             $   780,000
                                                             ===========

THERMAL STRUCTURES, INC.
4.   NOTES RECEIVABLE

     Notes receivable consists of the following at April 30, 1999:

       8% note receivable from an individual, collateralized by
       certain business assets and two deeds of trust on personal residences, payable in monthly installments of $15,620
       including interest through September 14, 2002                  $ 563,000

       Less current portion                                            (145,000)
                                                                      ---------
                                                                      $ 418,000
                                                                      =========

5.   DUE FROM AFFILIATES

     A summary of significant balances with affiliated companies at April 30, 1999, is as follows:

          Receivable from affiliates:
            California Manufacturing Enterprises, Inc.               $6,361,000
            Quality Honeycomb, Inc.                                     293,000
            R&R Stamping & Fourslide (dba CME Metalforming)              61,000
                                                                     ----------
                                                                     $6,715,000
                                                                     ==========

     The Company's parent, CME, receives substantially all cash flows resulting from the operations of the Company. As such, the financial statements include amounts due from affiliate within stockholders' equity representing cash flows transferred from the Company to CME. The receivable from Quality Honeycomb, Inc. resulted from charges for certain general management, accounting, and administrative support provided by the Company to its affiliate, Quality Honeycomb.

6.   RELATED-PARTY TRANSACTIONS

     Commencing on November 1, 1997, the Company entered into a professional consulting agreement with a professional corporation whose shareholders are related parties through ownership of CME. Terms of the agreement provide for employment of the professional corporation whose duties include management, litigation management, consulting, and marketing advice in connection with the market position of the Company.

THERMAL STRUCTURES, INC.
     Commencing on November 1, 1997, the Company entered into a second professional consulting agreement with a professional corporation whose shareholder is a key member of management. Terms of the agreement provide for employment of the professional corporation whose duties include management, consulting, and marketing advice in connection with the market position and sales activities of the Company.

     Amounts incurred from the consulting agreements are recorded as management fees in the Company's statement of income and retained earnings.

7.   SUBSEQUENT EVENT

     Effective June 30,1999, the Company consummated an agreement and plan of merger whereby the Company's parent, Thermal Holdings, Inc., formerly a subsidiary of California Manufacturing Enterprises, Inc. (CME), was merged with the Company and CME. The Company continues as the surviving entity. The Company has accounted for the merger as an exchange of common stock between companies under common control, accordingly, assets and liabilities transferred were accounted for at historical costs in a manner similar to that in pooling-of-interests accounting. The accompanying financial statements for the six months ended April 30, 1999 were not retroactively restated to reflect this transaction due to immateriality.